Exhibit D

Amendment No. 1 to Convertible Loan and Security Agreement

This Amendment No. 1 to Convertible Loan and Security Agreement (the "Loan Amendment") is made as of July 7, 2003, among LifePoint, Inc., a Delaware corporation having a principal place of business at 1205 South Dupont Street, Ontario, California 91761 (the "Borrower"), Jonathan Pallin and General Conference Corporation of Seventh-day Adventists, a District of Columbia corporation having a principal place of business at 12501 Old Columbia Pike, Silver Spring, Maryland 20904 (the "Lender").

Recitals

Whereas, the Borrower and the Lender have entered into a Convertible Loan and Security Agreement dated as of November 12, 2002 (the "Loan Agreement"), pursuant to which the Lender made an Initial Advance of $2,500,000 to the Borrower;

Whereas, the Lender determined, following its Due Diligence in accordance with the Loan Agreement, not to make additional Advances to the Borrower pursuant to the Loan Agreement;

Whereas, the Borrower is in the process of making other financing arrangements and the making of such arrangements will be facilitated by the Lender agreeing: (a) to execute and deliver three (3) amendment agreements, one dated April 4, 2003 (the "Third Amendment Agreement"), one dated May 30, 2003 (the "Fourth Amendment Agreement") and one dated June 27, 2003 (the "Fifth Amendment Agreement" and together with the Third Amendment Agreement and the Fourth Amendment Agreement, the "Amendment Agreements"), among the Borrower, other holders of Series C Preferred Stock of the Borrower and the Lender in its capacity as a holder of Series C Preferred Stock of the Borrower to amend the Securities Purchase Agreement dated as of June 20, 2001, as amended (the "Securities Agreement"), among the Borrower and the purchasers of Series C Preferred Stock of the Borrower and (b) to convert the outstanding amount of the Initial Advance into Series D Preferred Stock of the Borrower;

Whereas, the Borrower has entered into a Securities Purchase Agreement dated as of the date hereof (the "Series D Purchase Agreement") among the Borrower and the purchasers named therein and has closed the sale of at least $2 million (from non-debt conversions) of Series D Convertible Preferred Stock ("Series D Preferred Stock") and warrants thereunder;

Whereas, the Lender is willing to assist the Borrower by (a) executing and delivering on the date hereof the Amendment Agreements and (b) agreeing to convert the Initial Advance into Series D Preferred Stock and warrants pursuant to the Series D Purchase Agreement, and (c) agreeing to the adjustment of the number of authorized shares of Common Stock of the Borrower covered by the Warrants delivered and deliverable to the Borrower under the Loan Agreement pursuant to the Loan Agreement, and the Warrant Price, provided that the Borrower executes and delivers this Loan Amendment; and

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Agreement

Section 1. Definitions

The terms defined in the Loan Agreement are used in the recitals and herein with the meanings therein provided unless the context otherwise requires.

Section 2. Amendment of Loan Agreement

Section 2.1 of the Loan Agreement is amended by deleting the second paragraph thereof and substituting the following:

"The Lender and the Borrower have agreed that the Borrower shall only be entitled to the Initial Advance under this Loan Agreement and all provisions of the Loan Agreement that contemplate the making of additional Advances (including any Advance after repayment of the Initial Advance) shall no longer have any effect."

Section 3. Amendment Agreement

The Lender agrees that, concurrently with the execution and delivery of this Loan Amendment, to enter into the Amendment Agreements in the forms attached hereto Exhibit A, Exhibit B and Exhibit D hereto. In addition, to the extent requested by the Borrower in connection with the financing described in the term sheet attached as Exhibit C to be undertaken by the Borrower, the Lender agrees to vote in favor of (or consent to, if applicable) and execute (i) any additional amendment to the Securities Agreement required to implement the financing described in Exhibit C or any other financing on substantially similar terms and (ii) the Stockholder Approvals (as defined in the Series D Purchase Agreement), including without limitation to effect the changes set forth in the Amendment Agreements.

Section 4. Conversion of Initial Advance

The Lender agrees to convert (the "Conversion") the Initial Advance into Series D Preferred Stock and warrants pursuant to the Series D Purchase Agreement at the Second Closing (as defined in the Series D Purchase Agreement). The Conversion shall constitute full and complete satisfaction of the Obligations of the Borrower to the Lender under the Loan Agreement. Upon the Conversion, (i) the Loan Agreement shall automatically terminate and shall be of no further force and effect, (ii) the Note shall be marked "Paid in Full" by Lender and shall be promptly returned by Lender to Borrower, (iii) all security interests, mortgages, collateral chattel mortgages, deeds of trust, liens and encumbrances of any nature (collectively, the "Liens") held by Lender under or pursuant to the Loan Agreement shall automatically be released and terminated by Lender, and (iv) Lender hereby agrees to execute and deliver concurrently herewith, and from time to time hereafter, such termination statements, lien releases, assignments and such other instruments, and to provide such assurances and to do such further acts and things as may be reasonably necessary to terminate and release the Liens as contemplated by this Section 4. The Lender also agrees to the terms of the adjustment of the number of authorized shares of Common Stock of the Borrower under the Warrants, delivered and deliverable to the Borrower under the Loan Agreement, and the Warrant Price pursuant to the Loan Agreement. Without limiting the foregoing, the Lender hereby authorizes the filing of any UCC-3 termination statements on its behalf with respect to any UCC-1 financing statements filed by the Lender pursuant to the Loan Agreement.

Section 5. Call Option and Subordination Agreement.

Concurrently with the execution and delivery of this Loan Amendment, Lender shall enter into that certain Call Option and Subordination Agreement dated the date hereof among Borrower, Lender, Jonathan Pallin and the Purchasers named therein.

Section 6. Registration Rights

Borrower agrees that the shares of Common Stock issuable upon exercise of the Warrants issued in connection with the Loan Agreement (the "Registrable Shares") shall be registered for resale in the registration statement to be filed with respect to the shares underlying the Series D Preferred Stock and warrants issued pursuant to the Series D Purchase Agreement, and Lender agrees not to sell or otherwise dispose of the Registrable Shares for a period of two years following the First Closing (as defined in the Series D Purchase Agreement). In consideration for the above, Borrower hereby waives any and all registration rights that it may have as a result of, or arising out of, the Loan Agreement, including, but not limited to, those provided in Section 9.4 of the Loan Agreement.

Section 7. Release of Claims

7.1 The Borrower (for itself, its employees, its agents and its affiliates) hereby unconditionally releases and forever discharges the Lender and its successors, assigns, agents, directors, officers, employees, affiliates, accountants, consultants, contractors, advisors and attorneys (collectively the "Benefited Parties") from all Claims (as defined below) and agrees to indemnify the Benefited Parties and hold them harmless from any and all losses, costs and expenses of every kind or character in connection with the Claims. As used in this Section 7.1, the term "Claims" means any and all possible claims, demands, actions, causes of action and liabilities whatsoever, known or unknown, at law or in equity, that the Borrower (directly or as a result of a derivative action brought on its behalf) or any of its employees, agents or affiliates or Mr. Pallin (or any other person (within the meaning of Section 14(d)(2) of the Securities Exchange Act of 1934) over which Mr. Pallin has voting control) may now or hereafter have or claim against any of the Benefited Parties from the beginning of time through the date hereof and irrespective of whether arising out of contract, tort, violation of law or otherwise, in each case, in connection with the Loan Agreement, this Loan Amendment (other than performance of its obligations herein) or otherwise in connection with the Lender's status as a minority stockholder of the Borrower. The Borrower agrees that: (a) the only relationships between the Borrower and the Lender are those of debtor and creditor under the Loan Agreement and corporation/minority stockholder; (b) none of the Benefited Parties has any fiduciary or similar relationship to the Borrower, its employees, its agents or its affiliates; and (c) the Borrower has fair notice and understands the import of the provisions of this Section 7.1

7.2 Jonathan Pallin hereby unconditionally releases and forever discharges the Lender and its successors, assigns, agents, directors, officers, employees, affiliates, accountants, consultants, contractors, advisors and attorneys (collectively the "Benefited Parties") from all Claims (as defined below) and agrees to indemnify the Benefited Parties and hold them harmless from any and all losses, costs and expenses of every kind or character in connection with the Claims. As used in this Section 7.2, the term "Claims" means any and all possible claims, demands, actions, causes of action and liabilities whatsoever, known or unknown, at law or in equity, that Mr. Pallin (or any other person (within the meaning of Section 14(d)(2) of the Securities Exchange Act of 1934) over which Mr. Pallin has voting control) may now or hereafter have or claim against any of the Benefited Parties and irrespective of whether arising out of contract, tort, violation of law or otherwise, in each case, in connection with the Loan Agreement, this Loan Amendment or otherwise in connection with the Lender's status as a minority stockholder of the Borrower. Mr. Pallin agrees that: (a) the only relationships between the Borrower and the Lender are those of debtor and creditor under the Loan Agreement and corporation/minority stockholder; (b) none of the Benefited Parties has any fiduciary or similar relationship to the Borrower, its employees, its agents or its affiliates; and (c) Mr. Pallin has fair notice and understands the import of the provisions of this Section 7.2.

Section 8. Miscellaneous

8.1. Integration. This Loan Amendment and the Loan Agreement (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Borrower, the Lender, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Borrower nor the Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Loan Amendment may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Loan Amendment may be amended other than by an instrument in writing signed by the Borrower and the Lender.

8.2. Counterparts. This Loan Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all of which, taken together, constitute one document.

Witness the due execution hereof as of the day and year first above written.

LifePoint, Inc.	General Conference Corporation of Seventh-day Adventists
By:	By:
Linda Masterson, Chairman, President and CEO	Roy E. Ryan, Associate Treasurer
Jonathan Pallin, in his capacity as an individual

Exhibit A

AMENDMENT AGREEMENT

This Amendment Agreement, dated as of April 4, 2003 (this "Agreement"), by and among Lifepoint, Inc., a Delaware corporation, and each of the holders of shares of the Company's Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), named on the signature pages hereto (each, a "Holder", and collectively, the "Holders").

W I T N E S S E T H:

Whereas, pursuant to the Securities Purchase Agreement, dated as of June 20, 2001, between the Company and the Holders (the "Securities Purchase Agreement"), the Company has issued and sold to the several Holders an aggregate of 393,916 shares of Series C Preferred Stock and warrants to purchase shares of the Company's Common Stock (the "Warrants") and in connection therewith the Company and the Holders entered into a Registration Rights Agreement, dated as of June 20, 2001 (the "Registration Rights Agreement");

Whereas, pursuant to the Amendment, dated as of August 16, 2001 (the "First Amendment"), the Company and all of the Holders of shares of Series C Preferred Stock amended certain terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants;

Whereas, pursuant to the Amendment, dated as of November 21, 2001 (the "Second Amendment"), the Company and all of the Holders of shares of Series C Preferred Stock amended certain terms of the Registration Rights Agreement and provided for the contractual right to convert the Series C Preferred Stock into shares of Common Stock on the same terms as provided in the Certificate of Designation; and

Whereas, upon the terms and subject to the conditions of this Agreement, the Company and the Holders wish to amend further the rights of the Holders relating to the Series C Preferred Stock.

Now Therefore, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms that are used herein but are not defined shall have the meanings given to them in the Securities Purchase Agreement):

    Amendments to Securities Purchase Agreement.
      The WHEREAS clause B of the Securities Purchase Agreement is hereby amended so that (a) each share of Series C Preferred Stock (referred to in the Securities Purchase Agreement as "Preferred Shares") shall be convertible into a number of shares of Common Stock equal to 35 divided by the Common Stock equivalent price (the "New Price") at which the Company next sells shares of its Common Stock, shares of preferred stock convertible into Common Stock, or debt convertible into Common Stock in a private offering (the "New Offering") and not 11.67 shares (i.e., an effective Conversion Price equal to the New Price), (b) the aggregate amount of Common Stock shares issued upon conversion per Unit shall be a number of shares equal to 35,000 divided by the New Price and not 11,670 shares of Common Stock, and (c) the shares of Common Stock issuable upon the exercise of a Warrant shall be a number of shares equal to 35,000 divided by the New Price and not 11,670.
      Section 8(e) of the Securities Purchase Agreement is hereby amended, effective as of the signing hereof, to require the consent of a simple majority of the then outstanding shares of Series C Preferred Stock for an amendment to such Agreement.
    Amendments to Restated Certificate.
      Article III.E of Section 1 of the Restated Certificate of Incorporation of LifePoint, Inc. (the "Restated Certificate"), shall be amended and restated in its entirety to read as follows:

      "Conversion Price" means [New Price], subject to adjustment as provided herein.

      The New Price (as determined above) shall be inserted into such new amended and restated section where indicated.

      Article IV.D of Section 1 of the Restated Certificate, shall be amended and restated in its entirety to read as follows:

      Redemption of Premium. No quarterly Premiums will be paid until the Conversion Date. Upon conversion, any and all outstanding Premium with respect to the shares of the Series C Preferred Stock being converted shall be redeemed by the Company as of such Conversion Date by the issuance of a number of shares of the Common Stock equal to the quotient obtained by dividing (i) the aggregate amount of Premium as of such Conversion Date on the shares being converted by (ii) the New Price. Any fractional shares resulting from the redemption of Premium shall be rounded to the nearest whole share in accordance with Article IV.B (iv).

      The holders of the Series C Preferred Stock hereby consent to an amendment to the Restated Certificate (whether by a new certificate of designation or otherwise) to create a new series of Preferred Stock of the Company that will rank senior to the Series C Preferred Stock (i.e. will be "Senior Securities", as such term is defined in the Restated Certificate) and agree to vote in favor of any amendment to the Restated Certificate that creates such new series, if necessary. The holders of the Series C Preferred Stock also consent to the issuance and sale of shares of the Senior Securities.
      Article XIV of Section 1 of the Restated Certificate shall be amended, effective as of the signing hereof, so as to require the consent of a majority of the then outstanding shares of the Series C Preferred Stock for any and all amendments.
      An officer of the Company is hereby authorized to execute and cause to be filed in the State of Delaware an amendment to the Restated Certificate effecting the foregoing changes to the Restated Certificate after obtaining the consent of the holders of a majority of the outstanding shares of the Common Stock.
    Amendments to Warrants. The Warrants are hereby amended as follows:
      The Warrants shall be amended to provide that (i) the Exercise Price is the New Price and (ii) the number of shares of Common Stock issuable upon exercise shall be adjusted as provided in Section 1(a) hereof. The Company shall deliver a replacement Warrant(s), to each of the Original Purchasers within five (5) business days after close and funding of the new financing. Each Original Purchaser shall within five (5) business days after execution of this Agreement, return his, her or its original Warrant(s) to the Company for cancellation, which in any event shall be deemed cancelled upon issuance of the replacement Warrant(s) to such Original Purchaser.
    Amendment to Second Amendment. Section 2 of the Second Amendment is hereby deleted in its entirety.
    Effectiveness. This provisions of this Agreement shall only become effective on the date (the "Effective Date"), unless otherwise indicated therein, when each of the following conditions has been met: (i) this Agreement shall have been executed and delivered by the Company and the Holder, (ii) the sale by the Company of at least $5 million of securities pursuant to the New Financing, (iii) approval by the holders of the Company's outstanding Common Stock, as required, of the shares issuable pursuant to the terms of the securities sold in the New Financing and pursuant to the changes contemplated by this Agreement, and (iv) the New Offering shall be on terms similar to those outlined in the attached term sheet. From and after the Effective Date, all references in the Securities Purchase Agreement shall be deemed to be references to the Securities Purchase Agreement as amended hereby and by the First Amendment and Second Amendment.
    Confirmation of Agreements; Entire Agreement. Except as amended by this Agreement, the First Amendment and the Second Amendment, the Securities Purchase Agreement and the Certificate of Designation shall remain in effect in accordance with their respective terms. This Agreement sets forth the entire agreement between or among the parties with respect to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Securities Purchase Agreement, the First Amendment, the Second Amendment or the Certificate of Designation, the provisions of this Agreement shall prevail.
    Miscellaneous.
      Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.
      Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A telephone line facsimile copy of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.
      Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
      Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.
      Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Holders or the holders of record from time to time of the Series C Preferred Stock or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, which, in the case of the Holders shall mean Persons who at the time are holders of record of a majority of the outstanding shares of Series C Preferred Stock, which shall not unreasonably be withheld, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.
      Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.
      Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.
      Survival. The respective representations, warranties, covenants, and agreements of the Holders and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the Effective Date and the issuance of the Convertible Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.
      Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.
      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of This Page Intentionally Left Blank]

In Witness Whereof, this Agreement has been duly executed by the Holders and the Company by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

LifePoint, Inc.

By:

Name: Linda Masterson

Title: President and

Chief Executive Officer

New England Partners Capital, LLC

By:

Name:

Title:

Phone:

Fax:

Bomoseen Investments Ltd.

By:

Name:

Title:

Phone:

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Dandelion International, Ltd.

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Name:

Title:

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Scorpion Acquisition LLC

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Name:

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Wallington Investment Holdings Ltd.

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Name:

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McCarthy FAMILY PARTNERS

By:

Name:

Title:

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Zanett Lombardier Master Fund II, L.P.

By:

Name:

Title:

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Fax: ______________________________

Omicron Partners, L.P.

By:

Name:

Title:

Phone:

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General Conference Corporation Of Seventh-Day Adventists

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Name:

Title:

Phone:

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Elliott International L.P.

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Elliott Associates, L.P.

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Otato Limited Partnership

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Timberline Opportunity Partners, LP

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Name:

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Carol Sue Sandler

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Name:

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PMLDSS Ltd

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Name:

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Raul M. Rodelas, MD

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Stifel Nicholaus Custodian For A. Ray Cecrle Ira Online

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The Michael S. Mccord Gst Trust

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H&B Wilson Interests Ltd.

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Name:

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Brendon Devlin

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Gary Blum

Phone:

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Dos Cuñados

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Name:

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AWINN LTD.

By:

Name:

Title:

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Michel A. Ansalem

Phone:

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Harry S.Y. Nam

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Contemplated Financing Term Sheet

Sellers: LifePoint, Inc. ("LifePoint" or the "Company")

Gross Proceeds: Minimum $5.0 million

Maximum $12.5 million

Security: Convertible preferred equity convertible to Common Stock at the current market price (recent market being $0.30 to $0.75) of Common Stock, bearing a dividend of 8-12% for three to five years; the dividend being reduced thereafter. Unless paid in cash at the Company's option, any dividends are accrued and paid at conversion at the same conversion rate into Common Stock. The Series D Preferred will have seniority to all previous issued stock, including the Series C Preferred. If, prior to the date of conversion, the Company sells common stock (or any securities convertible into common stock, with the same carve-outs as in the Series C, which are usual and customary) at a price per share below the initial conversion price, the conversion price will be reduced to such lower price.

Warrants: LifePoint will issue warrants to purchase common stock at an exercise price equal to the initial conversion price of the financing or greater. Warrant coverage not to exceed 200% coverage. The warrants will expire, if not exercised, 5 years from the date of issuance. If, prior to the date of exercise, the Company sells common stock (or any securities convertible into common stock, with the same carve outs as in the Series C) at a price per share below the initial exercise price, the exercise price of the warrants will be reduced to such lower price.

Registration rights: LifePoint will register the common shares underlying the convertible preferred stock and warrants, subject to shareholder approval which will be immediately sought.

Series C Amendments: Conditional to this Series D Financing, the Series C holders agree to the following modifications to the current documentation:
      The conversion price of the Series C Preferred stock will effectively be reset to the conversion price of the stock in this financing, at which the preferred with no future resets on conversion price of the Series C Preferred Stock or Warrants other than by issuance by the Company of common shares or convertible securities at a price per share less than the initial conversion price on this financing.
      Any additional amendments only require approval by a majority of then stockholders.
      All future dividends will be paid at the stipulated rate, but will be accrued and paid at conversion with a common stock value of the conversion price of the Series C Preferred as adjusted by this financing and applied to the outstanding dividends.
      The Series C Preferred will become junior to the New Series D Convertible Preferred.
      Registration of additional shares issued, if subject to shareholder approval, which should be immediately sought.

7th Day Amendment: Conditional to this Series D Financing, the

$2.5 million loan from the 7th Day

Adventists will convert into this offering,

with the 7th Day Adventists on an equal

priority position with the investors in the

Series D.

Conditions to closing:

1. Satisfactory completion of one due diligence.

2. Completion of definitive transactional documents.

Exhibit B

AMENDMENT AGREEMENT

This Amendment Agreement, dated May 30, 2003 (this "Agreement"), by and among LifePoint, Inc., a Delaware corporation, and each of the holders of shares of the Company's Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), named on the signature pages hereto (each, a "Holder", and collectively, the "Holders").

W I T N E S S E T H:

Whereas, pursuant to the Securities Purchase Agreement, dated as of June 20, 2001, between the Company and the Holders (the "Securities Purchase Agreement"), the Company has issued and sold to the several Holders an aggregate of 393,916 shares of Series C Preferred Stock and warrants to purchase shares of the Company's Common Stock (the "Warrants") and in connection therewith the Company and the Holders entered into a Registration Rights Agreement, dated as of June 20, 2001 (the "Registration Rights Agreement");

Whereas, pursuant to the Amendment, dated as of August 16, 2001 (the "First Amendment"), the Company and all of the Holders of shares of Series C Preferred Stock amended certain terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants;

Whereas, pursuant to the Amendment, dated as of November 21, 2001 (the "Second Amendment"), the Company and all of the Holders of shares of Series C Preferred Stock amended certain terms of the Registration Rights Agreement and provided for the contractual right to convert the Series C Preferred Stock into shares of Common Stock on the same terms as provided in the Certificate of Designation;

Whereas, pursuant to the Amendment Agreement, dated as of April 4, 2003 (the "Third Amendment"), the Company and all of the holders of shares of Series C Preferred Stock amended certain terms of the Securities Purchase Agreement, the Second Amendment, the Warrants, and the Company's Amended and Restated Certificate of Incorporation; and

Whereas, upon the terms and subject to the conditions of this Agreement, the Company and the Holders wish to amend further the rights of the Holders relating to the Series C Preferred Stock.

Now Therefore, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms that are used herein but are not defined shall have the meanings given to them in the Securities Purchase Agreement):

    Amendment to Securities Purchase Agreement. Section 8(e) of the Securities Purchase Agreement is hereby amended, effective as of the signing hereof, to require the consent of a simple majority of the then outstanding shares of Series C Preferred Stock for an amendment to such Agreement.

    Amendments to Section 2 of Second Amendment. Section 2 of the Second Amendment is hereby reinstated and is hereby amended as follows:
      Section 2(a) of the Second Amendment shall be amended and restated in its entirety to read as follows:

      Notwithstanding the right to convert shares of Series C Preferred Stock into Common Stock pursuant to the Restated Certificate of Incorporation of LifePoint, Inc. (the "Restated Certificate"), the Holders and each person who from time to time is a holder of record of outstanding shares of Series C Preferred Stock shall have the right to convert such shares with the Company in whole at any time or in part from time to time into fully paid and nonassessable shares of Common Stock on the basis provided in this Agreement. Any such conversion of shares shall be made on the same basis and pursuant to the same rights and procedures as provided in the Restated Certificate as if such conversion were a conversion of such shares of Series C Preferred Stock pursuant to the Restated Certificate, subject to the additional provisions set forth in this Agreement.

      The first sentence of Section 2(b) of the Second Amendment shall be amended and restated in its entirety to read as follows:

      The provisions of the Restated Certificate are by this reference incorporated herein as if set forth in full at this place for purposes of setting forth the rights of holders of Series C Preferred Stock to convert shares of Series C Preferred Stock in accordance with the rights provided in this Agreement, subject to the following:

        "Conversion Price" means $3.00, subject to adjustment as provided only in Article XIII, Sections A, B, C and E of the Restated Certificate; provided, however, that with respect to any holder of Series C Preferred Stock that invests in Senior Securities in the New Offering (as such terms are defined in Section 2(c) below), a portion of the shares of Series C Preferred Stock held by such holder (determined on the basis of $2 in stated value of Series C Preferred Stock for each $1 invested in Senior Securities) shall receive a one-time reset of the Conversion Price to the initial conversion price applicable to such Senior Securities, subject to further adjustment only pursuant to Article XIII, Sections A, B, C and E of the Restated Certificate. Unless earlier converted, the Series C Preferred Stock will convert to Common Stock at the Maturity Date.
        Article IV.D of Section 1 of the Restated Certificate, shall be amended and restated in its entirety to read as follows:

        Redemption of Premium: No quarterly Premiums will be paid until the Conversion Date. Upon conversion, any and all outstanding Premium with respect to the shares of the Series C Preferred Stock being converted shall be redeemed by the Company as of such Conversion Date by the issuance of a number of shares of the Common Stock equal to the quotient obtained by dividing (i) the aggregate amount of Premium as of such Conversion Date on the shares being converted by (ii) the New Price. Any fractional shares resulting from the redemption of Premium shall be rounded to the nearest whole share in accordance with Article IV.B (iv).

        Article IV, Section G of the Restated Certificate, shall be amended and restated in its entirety to read as follows:

        Additional Optional Conversion. If at any time after the Issuance Date the Common Stock (including, from and after the Conversion Date, any of the shares of the Common Stock issuable upon conversion of the Series C Preferred Stock) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the NSCM, the NNM, the NYSE or the AMEX for an aggregate of ten (10) full trading days in any nine (9)-month period (a "Delisting Event"), each holder of shares of Series C Preferred Stock may convert each of its outstanding shares of Series C Preferred Stock and any unpaid Premium thereon into shares of the Common Stock in accordance with Article IV.A and Article IV.B hereof

        Article V Section B of the Restated Certificate, Increases to Reserved Amount, is deleted in its entirety.
        Article VII Section A(i) of the Restated Certificate, Remedies, and the last sentence of Article VII Section A of the Restated Certificate, Obligation to Cure, are deleted in their entirety.
        The first sentence of Article VIII Section D(i) of the Restated Certificate, Optional Redemption by the Company, shall be amended and restated to read as follows:

        Optional Redemption by Company.

        (i) Provided all shares of the Common Stock issuable upon conversion of all outstanding shares of Series C Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered under the Securities Act for resale by the holders of such shares of Series C Preferred Stock and (iii) eligible to be traded on either the NSCM, the AMEX, the NYSE, the NNM or the successors of any of them, and provided no Redemption Event has occurred and is continuing, if, at any time after the Issuance Date, the Closing Sales Price of the Common Stock is less than $3.00 for 11 or more consecutive trading days, the Company shall have the right, during the next five (5) trading days, to call all or part of the then outstanding shares of the Series C Preferred Stock for redemption at a redemption price per share of the Stated Value, plus all accrued but unpaid Premium with respect to such share to the date of redemption (hereinafter referred to as the "Optional Redemption Date") designated in the Notice of Redemption, payable in cash on the basis of the Market Price of the Common Stock on such date.

        The remainder of Article VIII Section D(i) of the Restated Certificate remains the same.

        Article XII Section D of the Restated Certificate, Issuance of Other Securities, is deleted in its entirety.
      The holders of the Series C Preferred Stock hereby consent to an amendment to the Restated Certificate (whether by a new certificate of designation or otherwise) to create a new series of Preferred Stock of the Company that will rank senior to the Series C Preferred Stock (i.e. will be "Senior Securities", as such term is defined in the Restated Certificate) and agree to vote in favor of any amendment to the Restated Certificate that creates such new series, if necessary. The holders of the Series C Preferred Stock also consent to the issuance and sale of shares of the Senior Securities (the "New Offering").
    Amendments to the Registration Rights Agreement.
      Section 3b. of the Registration Rights Agreement, Obligations of the Company, shall be amended and restated in its entirety to read as follows:

    The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectuses used in connection with the Registration Statements as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements.

    Amendments to Warrants. The Warrants are hereby amended as follows:
      The Warrants shall be amended to provide that the Exercise Price is $3.00, with no corresponding adjustment in the number of shares issuable upon exercise of the Warrants (notwithstanding Section 4 of the Warrants); provided, however, with respect to any holder of Series C Preferred Stock that invests in Senior Securities in the New Offering (as such terms are defined in Section 2(c) above), a portion of the Warrants held by such holder (such portion to be determined based upon the same percentage of such holder's Series C Preferred Stock which received the one-time conversion price reset pursuant to Section 2(b)(i) above) shall receive a one-time rest of the Exercise Price (without adjustment of the number of shares issuable upon exercise of such warrants) to the initial, five-year exercise price of the warrants issued in the New Offering, subject to further adjustment only pursuant to the remaining provisions of the Warrants. The Company shall deliver a replacement Warrant(s), to each of the Original Purchasers within five (5) business days after close and funding of the new financing. Each Original Purchaser shall within five (5) business days after execution of this Agreement, return his, her or its original Warrant(s) to the Company for cancellation, which in any event shall be deemed cancelled upon issuance of the replacement Warrant(s) to such Original Purchaser.

    (b) Sections 4.a, 4.b, and 4.d of the Warrants are deleted in their entirety.

    Effectiveness. The provisions of this Agreement shall only become effective on the date (the "Effective Date") unless otherwise indicated therein, when each of the following conditions has been met: (i) this Agreement shall have been executed and delivered by the Company and the Holder, (ii) the sale by the Company of at least $5 million of securities pursuant to the New Offering, and (iii) the New Offering shall be on terms similar to those outlined in the attached term sheet. From and after the Effective Date, all references in the Securities Purchase Agreement shall be deemed to be references to the Securities Purchase Agreement as amended hereby and by the First Amendment and Second Amendment.
    Third Amendment. The Third Amendment is hereby rescinded and of no further force or effect, except for Sections 1(b) and 2(d) of the Third Amendment which shall continue in full force and effect.
    Confirmation of Agreements; Entire Agreement. Except as amended by this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Securities Purchase Agreement and the Certificate of Designation shall remain in effect in accordance with their respective terms. This Agreement sets forth the entire agreement between or among the parties with respect to the subject matter hereof. In the event of any conflict between provisions of this Agreement and the provision of the Securities Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment or the Certificate of Designation, the provisions of this Agreement shall prevail.
    Miscellaneous.
      Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.
      Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A telephone line facsimile copy of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.
      Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
      Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.
      Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Holders or the holders of record from time to time of the Series C Preferred Stock or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, which, in the case of the Holders shall mean Persons who at the time are holders of record of a majority of the outstanding shares of Series C Preferred Stock, which shall not unreasonably be withheld, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.
      Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.
      Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.
      Survival. The respective representations, warranties, covenants, and agreements of the Holders and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the Effective Date and the issuance of the Conversion Shares and Warrant Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.
      Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.
      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of This Page Intentionally Left Blank]

In Witness Whereof, this Agreement has been duly executed by the Holders and the Company by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

LifePoint, Inc.

By:

Name: Linda Masterson

Title: President and

Chief Executive Officer

New England Partners Capital, LLC

By:

Name:

Title:

Phone:

Fax:

Bomoseen Investments Ltd.

By:

Name:

Title:

Phone:

Fax:

Dandelion International, Ltd.

By:

Name:

Title:

Phone:

Fax:

Scorpion Acquisition LLC

By:

Name:

Title:

Phone:

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Wallington Investment Holdings Ltd.

By:

Name:

Title:

Phone:

Fax:

McCarthy FAMILY PARTNERS

By:

Name:

Title:

Phone:

Fax:

Zanett Lombardier Master Fund II, L.P.

By:

Name:

Title:

Phone:

Fax: ______________________________

Omicron Partners, L.P.

By:

Name:

Title:

Phone:

Fax:

General Conference Corporation Of Seventh-Day Adventists

By:

Name:

Title:

Phone:

Fax:

Elliott International L.P.

By:

Name:

Title:

Phone:

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Elliott Associates, L.P.

By:

Name:

Title:

Phone:

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Otato Limited Partnership

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Title:

Phone:

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Timberline Opportunity Partners, LP

By:

Name:

Title:

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Carol Sue Sandler

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PMLDSS Ltd

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Raul M. Rodelas, MD

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Stifel Nicholaus Custodian For A. Ray Cecrle Ira Online

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Phone:

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The Michael S. Mccord Gst Trust

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Title:

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H&B Wilson Interests Ltd.

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Title:

Phone:

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Brendon Devlin

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Gary Blum

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Dos Cuñados

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AWINN LTD.

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Title:

Phone:

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Michel A. Ansalem

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Harry S.Y. Nam

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Contemplated Financing Term Sheet

Sellers: LifePoint, Inc. ("LifePoint" or the "Company")

Gross Proceeds: Minimum $8.5 million

Maximum $15.0 million

(including conversion of the $2.5 million GCC note and the $1.0 million Bridge loan)

Security: Convertible preferred equity convertible to Common Stock at market (currently $0.30 to $0.50), bearing a dividend of 5% - 8% with a maturity of three years. Unless paid in cash at the Company's option, any dividends are accrued and paid at conversion at the same conversion rate into Common Stock. The Series D Preferred will have seniority to all previous issued stock, including the Series C Preferred.

Warrants: LifePoint will issue 100% - 200% warrants to purchase common stock at $0.30 - $0.75. The warrants will expire, if not exercised, 5 years from the date of issuance.

Mandatory Six (6) months to two years Two (2) years after the initial closing,

Conversion: if the market price of the Common Stock is 2X of the conversion price, the outstanding Series D Preferred will convert to common stock.

Registration rights: LifePoint will register the common shares underlying the convertible preferred stock and warrants, subject to shareholder approval which will be immediately sought.

Series C Amendments: Conditional to this Series D Financing, the Series C holders agree to the following modifications to the current documentation:

      The conversion price of the Series C Preferred stock will effectively be permanently set at $3.00 per share of Common Stock. All reset and price-based anti-dilution provisions will be eliminated.

      However, for every $1 of Series D Preferred purchased by Series C, $2 of Series C will maintain a ONE TIME price reset to $0.30 for the conversion price on the stock and the warrant exercise price will be reset be $0.50, however, the number of warrants will remain the same.

      At maturity, the Series C Preferred converts to Common Stock unless earlier converted.

      Any additional amendments only require approval by a majority of then stockholders.

      All future dividends will be accrued and paid at conversion.

      The Series C Preferred will become junior to the New Series D Convertible Preferred.

      Registration of additional shares issued are subject to shareholder approval, which should be immediately sought.

7th Day Amendment: Conditional to this Series D Financing, the $2.5 million loan from the 7th Day Adventists will convert into this offering, with the 7th Day Adventists on an equal priority position with the investors in the Series D.

Conditions to closing:

1. Completion of due diligence.

2. Completion of definitive transactional documents.

Exhibit C

PROPOSED INVESTMENT IN

LifePoint, Inc.

SUMMARY OF TERMS

FOR SERIES D CONVERTIBLE PREFERRED STOCK

May 30, 2003

Issuer:	LifePoint, Inc. (the "Company").
Buyers:	XXXXXX, LP ("XXXXXX") and/or related entity or nominee.
Security:	Series D Convertible Preferred Stock (the "Series D Shares"), and warrants to purchase Common Stock (the "Warrants" and together with the Series D Shares, the "Securities" or the "Financing").
Amount:

$10 million. Up to a maximum of $15 million (including conversion of the $2.5 million GCC note and the $1 million bridge loan. The purchase price payable in respect of each Series D Share shall be $100 (the "Series D Purchase Price").

Conversion Price:	The initial Conversion Price of the Series D Shares equals $0.30.
Seniority:	The Series D Shares shall rank senior in all respects to all other equity securities of the Company ("Junior Stock").
Dividend:

Cumulative dividends shall accrue and be payable on a quarterly basis, in stock or kind, at the Company's option, on each of the Series D Shares at an annual rate of 6% of the Series D Purchase Price.

Any accrued but unpaid dividends shall be paid at the holders' election immediately prior to (i) a Liquidation Event (as defined below), (ii) redemption of the Series D Shares, or (iii) conversion of the Series D Shares.

Warrant Terms:

At closing and for no additional consideration, the Company shall issue to Series D investor, warrants to purchase Common Stock equal to 200% of the number of Series D Shares issued (common equivalents) and sold to Series D investor at closing. The initial exercise price for the Warrants shall be the $0.50. The Warrants shall be exercisable for a period of five years. However, if the Warrants are exercised within the next twelve (12) months, the exercise price will be $0.30.

Maturity:

3 years. Any unconverted Series D Shares (plus the accrued dividend) outstanding on the third anniversary of the Closing Date (the "Maturity Date") will be redeemed, at the option of the Company, either (i) in cash equal to the face amount of the Preferred plus the accrued Dividend, or (ii) in a number of the Company's common shares (the "Stock") equal to 90% of the 90 day average closing bid price of the Stock ending on the day prior to the Maturity Date.

Liquidation Preference:

Upon a Liquidation Event (as defined below), the holders of the Series D Shares shall be entitled to receive, prior and in preference to the holders of any other Junior Stock of the Company, an amount per share equal to the greater of (a) the Series D Purchase Price plus any accrued but unpaid dividends, whether or not declared, or (b) the amount per share holders would have received if all Series D Shares had been converted into Common Stock of the Company (the "Series D Liquidation Preference"). Any remaining proceeds thereafter shall be distributed to the Junior Stock.

Unless Series D investors elect otherwise, a "Liquidation Event" shall mean the liquidation, dissolution or winding-up of the Company, the acquisition of the Company by another entity by means of any transaction or series of related transactions (including any reorganization, merger or consolidation other than one effected for the purpose of reincorporating the Company) that results in the transfer of 50% or more of the outstanding voting power of the Company, or the sale of all or substantially all of the assets of the Company.

Optional Conversion:

Each holder of Series D Shares shall have the right to convert any or all of the Series D Shares at any time into shares of Common Stock at a conversion rate equal to the Series D Purchase Price divided by the Series D Conversion Price in effect on the date of conversion, subject to adjustment as set forth below. Assuming the Series D Conversion Price of $0.30, the initial conversion rate would be 333 - to - 1.

Mandatory Conversion:

Following the second anniversary date, the Company will have the right to force conversion of all of the Series D Shares provided that the Registration Statement covering the underlying shares is registered and the 20 day VWAP of the Company's common stock is 200% of the Conversion Price.

Anti-dilution:

Upon the issuance or deemed issuance of any Common Stock, warrants, rights, options or convertible securities at a purchase price or conversion price per share less than the then-applicable Series D Conversion Price or (excluding (i) issuances to directors, officers, employees or consultants under a Board approved equity incentive plan, (ii) issuance of Common Stock upon conversion of Series D Shares, or (iii) issuance of securities in connection with a bona fide business acquisition or financing), the the-applicable Series D Conversion Price shall be reduced on a full-ratchet basis to prevent dilution.

Voting Rights:

The holders of Series D Shares shall vote with the holders of Common Stock on an as-if converted basis (as a single voting group) on all matters brought before the stockholders, except the holders of Series D Shares shall vote as a separate class: (i) as required by law; (ii) on the election of an observer designated by the Series D investors and (iii) on the matters set forth under the "Restrictive Covenants" below.

Restrictive Covenants:

Consent of simple majority of the Series D shall be required before the Company may, directly or indirectly, through amendment of the certificate of incorporation, merger, recapitalization or otherwise: (i) alter or change any right, preference, privilege or power or (or restriction for the benefit of) the Series D Shares, (ii) create (by merger, reclassification or otherwise), designate, authorize or issue any new securities having rights, preferences, privileges, or powers (or restrictions for the benefit of ) senior to the Series D Shares, (iii) increase or decrease the authorized shares of the Series D Shares or Warrants, or (iv) redeem or repurchase any outstanding securities of the Company except pursuant to a Board approved equity incentive plan or as required by the terms of the Series D Shares.

The foregoing restriction shall also apply (i) to the Company's subsidiaries and (ii) to any agreement, understanding or arrangement to do any of the foregoing.

Change of Control:

Upon a "change of control", Series D investors may require redemption of all or any portion of the Series D Shares for cash.

The redemption price shall be the greater of (i) the fair market value of the Series D Shares (taking into account the value of the shares on an as converted basis), and (ii) the Series D Liquidation Preference.

Holders of Series D Shares shall retain all rights of a holder thereof until such shares are actually redeemed and the redemption price is paid in full.

Registration:

The Company's 10K must be filed July 14, 2003, the Company will file a Registration Statement within 10 days (by July 24, 2003) covering the sufficient number of shares to satisfy the conversion of the Series D Shares and Warrants. The Company represents that it is presently eligible to effect such registrations on the appropriate S Form. If the Registration Statement is not declared effective within 90 days from the submission to the SEC, the Company will pay Series D investors 1.0% of the purchase price of the Series D Shares; if the registration Statement is not declared effective within 120 days from the submission to the SEC (or if there are any prolonged lapses in effectiveness), the Company will pay Series D investors 1.5% of the purchase price of the Series D Shares for each 30-day period thereafter (prorated for partial periods) until the registration statement is effective. If the registration statement is not effective within 270 days from the applicable Closing Date, Investors will have the right to put the Series D Shares back to the Company (for cash) at par plus accrued Dividend.

No stockholder of the Company shall be granted registration rights equal with or superior to those of the Series D Shares.

The Company shall pay all fees and expenses (including one counsel to the selling stockholders) in connection with the exercise of the registration rights (except selling stockholders shall pay their pro-rata share of underwriters' discounts and commissions).

Right of First Offer:

For three-years following the closing date, each holder of Series D shares shall have a pro rata right (based on their percentage equity ownership of Common Stock on an as-if converted basis) to purchase any securities the Company plans to offer pursuant to a privately negotiated transaction (excluding issuances to employees, directors, officers or consultants under a Board approved equity incentive plan, upon conversion of outstanding warrants or preferred stock, to the public in an underwritten public offering or a strategic financing with a software company) or issuance of securities in connection with a bona fide business acquisition or strategic financing),.

Transferability:	The Series D Shares shall not be subject to any transfer restrictions, other than those arising under applicable securities laws.
Board Representation:

XXXXX shall have the right to appoint one (1) board observer. Series D holders shall be entitled to one Board Seat (NEP) in addition to the XXXXX board observer. This observer shall be entitled the same expense reimbursement arrangements as the other members of the Board.

Information Rights:	The Company shall deliver, on a timely basis, to series D investors customary financial information, including annual and quarterly financial statements.
Series C Amendments:

Conditional to this Series D Financing, the Series C holders agree to the following modifications to the current documentation:

The conversion price of the Series C Preferred stock will permanently set at $3.00 per share of Common Stock. All reset and anti-dilution provisions will be eliminated. However, for every $1 of Series D Preferred purchased by Series C, $2 of Series C will maintain a ONE TIME price reset to $0.30 for the conversion price on the stock and the warrant exercise price will be reset to $0.50, however, the number of warrants will remain the same.

At maturity, the Series C Preferred converts to Common Stock unless earlier converted.

Any additional amendments only require approval by a majority of then stockholders.

All future dividends will be accrued and paid at conversion.

The Series C Preferred will become junior to the New Series D Convertible Preferred.

Registration of additional shares issued are subject to shareholder approval, which should be immediately sought.

Conditions Precedent:
  Satisfactory completion of financial, technical and legal due diligence by XXXXXX and its' representatives.
  No event or events shall have occurred that, individually or in the aggregate, would be reasonably likely to result in a material adverse change in the business, financial condition, results of operations or prospects of the Company.
  Execution and delivery of customary legal documentation satisfactory to the Company and XXXXX, including delivery of a legal opinion from Issuer's counsel in a form and covering such matters as are typically delivered in connection with similar transactions.
  Satisfactory resolution of any other due diligence or operational matter, such as obtaining and reviewing employment agreements with key people, management agreements, etc.
  Confirmation that the Company owns all proprietary information and inventions directly or through valid assignment agreements.

Expenses:

The Company agrees to reimburse XXXXXX for all reasonable accountable expenses incurred by it in connection with pursuing the transaction contemplated hereby, including, expenses for attorneys, consultants and travel up to an amount of $50,000 in aggregate, with receipts. These expenses will be "net funded" on the Closing Date.

Lead Counsel:

The Company agrees to keep this term sheet confidential and not to distribute it to, or discuss it with, any third party (other than issuer's legal and financial advisors, who shall be informed of the confidential nature of this document) without the prior express written consent of XXXXXX. Entering into this contract does not infringe upon or violate any other contractual obligations by which the Company or its principals are bound. From the date of the execution of this term sheet until the Closing Date, the Company agrees not to pursue a transaction of the nature contemplated herein with any other person unless and until good faith negotiations with XXXXXX have terminated.

The parties agree to negotiate in good faith the contemplated transaction in an expedited manner. The commitment of XXXXXXX hereunder remains subject to the completion of due diligence, satisfactory to XXXXXXXX at their sole discretion, approval and agreement by XXXXXX of additional investors, mutual agreement upon definitive documentation (not to be unreasonably withheld), and no material adverse change affecting the Company prior to the Closing Date.

This term sheet will be considered void if it is not executed by both parties on or prior to June 5, 2003. The undersigned officer of the Company hereby represents and warrants that this term sheet has been duly authorized, executed and delivered by the Company.

  LifePoint, Inc. XXXXXXXXXX

By: By:

Name: Name:

Title: Title:

Exhibit D

AMENDMENT AGREEMENT

This Amendment Agreement, dated June 27, 2003 (this "Agreement"), by and among LifePoint, Inc., a Delaware corporation, and the holders of shares of the Company's Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), named on the signature pages hereto (each, a "Holder", and collectively, the "Holders").

W I T N E S S E T H:

Whereas, pursuant to the Securities Purchase Agreement, dated as of June 20, 2001, between the Company and the Holders (the "Securities Purchase Agreement"), the Company has issued and sold to the several Holders an aggregate of 393,916 shares of Series C Preferred Stock and warrants to purchase shares of the Company's Common Stock (the "Warrants") and in connection therewith the Company and the Holders entered into a Registration Rights Agreement, dated as of June 20, 2001 (the "Registration Rights Agreement");

Whereas, pursuant to the Amendment, dated as of August 16, 2001 (the "First Amendment"), the Company and all of the Holders of shares of Series C Preferred Stock amended certain terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants;

Whereas, pursuant to the Amendment, dated as of November 21, 2001 (the "Second Amendment"), the Company and all of the Holders of shares of Series C Preferred Stock amended certain terms of the Registration Rights Agreement and provided for the contractual right to convert the Series C Preferred Stock into shares of Common Stock on the same terms as provided in the Certificate of Designation;

Whereas, pursuant to the Amendment Agreement, dated as of April 4, 2003 (the "Third Amendment"), the Company and all of the holders of shares of Series C Preferred Stock amended certain terms of the Securities Purchase Agreement, the Second Amendment, the Warrants, and the Company's Amended and Restated Certificate of Incorporation;

Whereas, pursuant to the Amendment Agreement, dated as of May 30, 2003 (the "Fourth Amendment"), the Company and all of the holders of shares of Series C Preferred Stock amended certain terms of the Securities Purchase Agreement, the Second Amendment, the Third Amendment, the Warrants and the Registration Rights Agreement; and

Whereas, upon the terms and subject to the conditions of this Agreement, the Company and the Holders wish to amend further the rights of the Holders relating to the Series C Preferred Stock.

Now Therefore, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms that are used herein but are not defined shall have the meanings given to them in the Securities Purchase Agreement):

    Amendment to Section 5 of the Third Amendment. Section 5 of the Third Amendment is hereby amended and restated to read as follows:

    The provisions of this Agreement shall only become effective on the date (the "Effective Date") unless otherwise indicated therein, when each of the following conditions has been met: (i) this Agreement shall have been executed and delivered by the Company and Holders of a majority of the outstanding shares of Series C Preferred Stock, (ii) the Company shall have sold at least $2 million of securities (from non-debt conversions) pursuant to the New Offering (as defined in the Fourth Amendment), and the Company and investors shall have entered into a definitive agreement for the sale at least an additional $3 million of securities (from non-debt conversions) pursuant to the New Offering, with the additional closing being subject to receipt of approval by holders of the Company's Common Stock and other closing conditions, including obtaining agreements from vendors to compromise at least 75% of their outstanding indebtedness, and (iii) the New Offering (including the second closing) shall be on terms similar to those outlined in the attached term sheet. From and after the Effective Date, all references in the Securities Purchase Agreement shall be deemed to be references to the Securities Purchase Agreement as amended hereby and by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

    Amendment to Section 2 of Second Amendment.
      The first sentence of Section 2(b) of the Second Amendment (as amended by the Fourth Amendment) is hereby amended to change the references to "Article XIII, Sections A, B, C and E of the Restated Certificate" contained in the definition of "Conversion Price" to "Article XII, Adjustment to the Conversion Price, Sections A, B, C and E of the Restated Certificate."
      Section 2(b)(ii) of the Second Amendment (as amended by the Fourth Amendment) is hereby amended to read in its entirety as follows:

      (ii) Article IV.D of Section 1 of the Restated Certificate, shall be amended and restated in its entirety to read as follows:

      Redemption of Premium: No quarterly Premiums will be paid until the Conversion Date. Upon conversion, any and all outstanding Premium with respect to the shares of the Series C Preferred Stock being converted shall be redeemed by the Company as of such Conversion Date by the issuance of a number of shares of the Common Stock equal to the quotient obtained by dividing (i) the aggregate amount of Premium as of such Conversion Date on the shares being converted by (ii) the greater of (a) $0.30 or (b) the Market Price (as defined in the Restated Certificate). Any fractional shares resulting from the redemption of Premium shall be rounded to the nearest whole share in accordance with Article IV.B (iv).

      Section 2(b) of the Second Amendment (as amended by the Fourth Amendment) is hereby amended to add a subsection (viii) which shall read in its entirety as follows:

    (viii) Article VIII Sections A(i)(a), A(iii)(c) and A(iv) of the Restated Certificate are deleted in their entirety.

    Amendments to Registration Rights. The Company shall register the additional shares of Common Stock underlying Series C Preferred Stock resulting from investments by holders of Series C Preferred Stock in shares of Series D Preferred Stock in the New Offering, as provided in Section 2(b)(i) of the Second Amendment (as amended by the Fourth Amendment). Such registration shall be subject to the terms and conditions of the registration rights agreement to be entered into between the Company and holders of Series D Preferred Stock. Such holders of Series C Preferred Stock for whom the additional shares of Common Stock underlying Series C Preferred Stock are so registered agree, however, that they will not dispose of any such additional shares of Common Stock for a period of two years following the date that such registration statement becomes effective. Except as provided above, the holders of Series C Preferred Stock waive any and all registration rights that they may otherwise have pursuant to the Registration Rights Agreement as a result of, or arising out of, the New Offering. In addition, Section 2(c) of the Registration Rights Agreement is hereby deleted in its entirety.
    Amendment to Restated Certificate. The holders of the Series C Preferred Stock hereby consent to an amendment to the Restated Certificate of Incorporation of the Company to incorporate the provisions of this Agreement and the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.
    Amendment to Section 3(a) of the Second Amendment. Section 3(a) of the Second Amendment is hereby amended to add "Subject to stockholder approval of an increase in the number of authorized shares of Common Stock to reserve for issuance as a result of the New Offering (as defined in Section 2(c) of the Fourth Amendment)" at the beginning of such Section.
    Confirmation of Agreements; Entire Agreement. Except as amended by this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Securities Purchase Agreement and the Certificate of Designation shall remain in effect in accordance with their respective terms. This Agreement sets forth the entire agreement between or among the parties with respect to the subject matter hereof. In the event of any conflict between provisions of this Agreement and the provision of the Securities Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment or the Certificate of Designation, the provisions of this Agreement or the latest such relevant Amendment, as applicable, shall prevail.
    Miscellaneous.
      Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.
      Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A telephone line facsimile copy of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.
      Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
      Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.
      Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Holders or the holders of record from time to time of the Series C Preferred Stock or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, which, in the case of the Holders shall mean Persons who at the time are holders of record of a majority of the outstanding shares of Series C Preferred Stock, which shall not unreasonably be withheld, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.
      Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.
      Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.
      Survival. The respective representations, warranties, covenants, and agreements of the Holders and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the Effective Date and the issuance of the Conversion Shares and Warrant Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.
      Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.
      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of This Page Intentionally Left Blank]

In Witness Whereof, this Agreement has been duly executed by the Holders and the Company by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

LifePoint, Inc.

By:

Name: Linda Masterson

Title: President and

Chief Executive Officer

New England Partners Capital, LLC

By:

Name:

Title:

Phone:

Fax:

Bomoseen Investments Ltd.

By:

Name:

Title:

Phone:

Fax:

Dandelion International, Ltd.

By:

Name:

Title:

Phone:

Fax:

Scorpion Acquisition LLC

By:

Name:

Title:

Phone:

Fax:

Wallington Investment Holdings Ltd.

By:

Name:

Title:

Phone:

Fax:

McCarthy Family Partners

By:

Name:

Title:

Phone:

Fax:

Zanett Lombardier Master Fund II, L.P.

By:

Name:

Title:

Phone:

Fax: ______________________________

Omicron Partners, L.P.

By:

Name:

Title:

Phone:

Fax:

General Conference Corporation Of Seventh-Day Adventists

By:

Name:

Title:

Phone:

Fax:

Elliott International L.P.

By:

Name:

Title:

Phone:

Fax:

Elliott Associates, L.P.

By:

Name:

Title:

Phone:

Fax:

Otato Limited Partnership

By:

Name:

Title:

Phone:

Fax:

Timberline Opportunity Partners, LP

By:

Name:

Title:

Phone:

Fax:

Carol Sue Sandler

By:

Name:

Title:

Phone:

Fax:

PMLDSS Ltd

By:

Name:

Title:

Phone:

Fax:

Raul M. Rodelas, MD

By:

Name:

Title:

Phone:

Fax:

Stifel Nicolaus Custodian For A. Ray Cecrle Ira

By:

Name:

Title:

Phone:

Fax:

The Michael S. Mccord Gst Trust

By:

Name:

Title:

Phone:

Fax:

H&B Wilson Interests Ltd.

By:

Name:

Title:

Phone:

Fax:

Brendon Devlin

By:

Name:

Title:

Phone:

Fax:

Gary Blum

By:

Name:

Title:

Phone:

Fax:

Dos Cuñados

By:

Name:

Title:

Phone:

Fax:

AWINN LTD.

By:

Name:

Title:

Phone:

Fax:

Michel A. Ansalem

By:

Name:

Title:

Phone:

Fax:

Harry S.Y. Nam

By:

Name:

Title:

Phone:

Fax:

Contemplated Financing Term Sheet

Sellers: LifePoint, Inc. ("LifePoint" or the "Company")

Gross Proceeds: Minimum $8.5 million (assuming the second closing occurs)

Maximum $15.0 million

(including conversion of the $2.5 million GCC note and the approximately $1.1 million Bridge loan)

Security: Convertible preferred equity convertible to Common Stock with a conversion price of $0.30 per share, bearing a dividend of 6% with a maturity of three years. Dividends shall accrue and be payable on a quarterly basis, in cash or stock, at the Company's option. The Series D Preferred will have seniority to all previous issued stock, including the Series C Preferred.

Warrants: LifePoint will issue 200% warrants to purchase common stock at an exercise of $0.50 per share; provided that if they are exercised within one year of closing, the exercise price shall be $0.30 per share. The warrants will expire, if not exercised, 5 years from the date of issuance.

Mandatory Two years (2) years after the initial closing, if the market price of

Conversion: the Common Stock is 2X of the conversion price and certain other conditions are met, the outstanding Series D Preferred will convert to common stock.

Registration rights: LifePoint will register the common shares underlying the convertible preferred stock and warrants, subject to shareholder approval which will be immediately sought.

Series C Amendments: Conditional to this Series D Financing, the Series C holders agree to the following modifications to the current documentation:

      The conversion price of the Series C Preferred stock will effectively be permanently set at $3.00 per share of Common Stock. All reset and price-based anti-dilution provisions will be eliminated.

      However, for every $1 of Series D Preferred purchased by Series C, $2 of Series C will maintain a ONE TIME price reset to $0.30 for the conversion price on the stock and the warrant exercise price will be reset be $0.50, however, the number of warrants will remain the same.

      At maturity, the Series C Preferred converts to Common Stock unless earlier converted.

      Any additional amendments only require approval by a majority of then stockholders.

      All future dividends will be accrued and paid at conversion.

      The Series C Preferred will become junior to the New Series D Convertible Preferred.

      Registration of additional shares issued under point 2 above are subject to shareholder approval, which should be immediately sought.

7th Day and Bridge Following shareholder approval, at the next closing, the

Loan Amendments: $2.5 million loan from the 7th Day Adventists and the approximately $1.1 million bridge loan will convert into the offering on the same terms as the new money invested.

Conditions to closing:

1. Completion of due diligence.

2. Completion of definitive transactional documents.